Subsequent Events	6 Months Ended
Jun. 30, 2017
Subsequent Events [Abstract]
Subsequent Events
SUBSEQUENT EVENTS

As of June 30, 2017, Cheniere Holdings and Blackstone CQP Holdco owned 45.3 million and 100.0 million, respectively, of our Class B units. On August 2, 2017, the Class B units held by Cheniere Holdings and Blackstone CQP Holdco mandatorily converted into our common units in accordance with the terms of our partnership agreement. Upon conversion of the Class B units, Cheniere Holdings, Blackstone CQP Holdco and the public owned a 48.6%, 40.3% and 9.1% interest in us, respectively. Cheniere Holdings’ ownership is based on approximately 92.5 million converted common units, 135.4 million subordinated units and 12.0 million common units, and Blackstone CQP Holdco’s ownership is based on approximately 199.0 million converted common units, but excludes any common units that may be deemed to be beneficially owned by Blackstone Group, an affiliate of Blackstone CQP Holdco.